Exhibit 99.1

Investor Presentation March 10, 2005

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward- looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2004 and in the Quarterly Report on Form 10-Q for the Company for the quarter ended December 31, 2004. These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Gypsum Wallboard Cement Paperboard Concrete & Aggregates Aggregates Aggregates

Wallboard Cement Paperboard Con/Agg Revenue 317.7 187.6 129.2 62.7 Wallboard Cement Paperboard Con/Agg EBITDA 93.4 67.3 32.9 11 GAAP Revenue by Segment - FY 2005 E EBITDA* by Segment - FY 2005 E Eagle Revenues $590 million Eagle EBITDA $195 million 54% 22% 13% 11% 48% 33% 17% 6% Eagle Materials Inc. *See slide 39 entitled "Explanation of Non-GAAP Items". EBITDA percentages do not sum to 100% due to exclusion of other, net and corporate expenses.

94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E Revenues Operating Cash Flow Eagle Materials A Cash Flow Company ($ Millions) Represents range from slide 36.

Why Eagle Materials? Strong Cash Flow Very Good Operators of Modern Assets High-speed wallboard lines and dry process cement plants Maintained in "better than new" condition Operated significantly above rated capacity Low cost producer in all segments Strong Industry Dynamics Wallboard and cement demand at record high levels Long lead time before significant new production capacity becomes available A Disciplined Approach to Capital Investment A Proven Track Record

Key Demand Indicators Construction Spending 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06E 07E 08E Residential 195 231.4 234.9 266.5 267.1 263.4 252.7 228.9 197.5 232.1 250.1 275.2 252.1 281.4 280.9 298.1 317.6 324.1 319.2 338.9 358.9 380 374.9 358.7 358 361 Non-Residential 131.3 155.3 178.9 163.7 160.4 164.2 169.2 167.9 135.4 120.9 119.1 127.5 140.5 155.4 168.3 179.7 174.7 178.7 165.1 133.5 121.1 123.5 138.7 159.7 170.3 177.3 Public 89.9 97.2 103.8 109.2 114.5 115.8 116 123.8 125.5 131.8 128.7 128.8 133.5 139.1 145.5 145.3 154.5 160.3 168.1 169.9 166.9 169.3 177 183.7 189.5 194.8 Other 48.9 50.7 50.1 49.4 43.1 40 41.7 40.2 45.3 48.5 47.7 42.3 42.3 40.7 40.4 44.3 49.6 55.2 55.4 49.8 45.3 43.7 45.8 48.9 46 51.3 Total Calendar 2004 Construction Spending Up 10% from Calendar 2003 Construction Spending (in billions in 1996 $) Source: PCA, Fall 2004 Forecast.

Positive Outlook for U.S. Construction Industry Non-residential expected to turn up strongly from 2004 Total Construction Spending Expected to Increase 2.9% and 2.6% in CY05 and CY06, Respectively Source: PCA Fall 2004 forecast - November 04. CY 05E Public Construction 672.8 690.1 702.1 Non-Residential 503.5 513.6 518.4 Residential 380 374.9 358.7 Public Construction Non-Residential Residential -3.2% +14.6% +4.8% +3.8% +9.9% -0.3% (US $ billion) CY 04 CY 06E

Key Demand Indicators Gypsum Wallboard New Residential Construction Long Term Total number of homes built over the next ten years could exceed that of the last ten years (18.5 - 19.5 million units). Longer term trends for housing rely on demographic trends. Housing investments over the next ten years are expected to be buoyed by household growth, aging baby-boomers entering peak income and wealth years and increased population in U.S. due to immigration. Near Term Interest Rates? Source: Joint Center for Housing Studies of Harvard University

Key Demand Indicators Gypsum Wallboard Commercial Construction Construction spending on income properties (warehouses, offices and stores) is expected to rebound 9%. Construction spending on institutional buildings is expected to increase 7% bringing an end to 2 years of decline. Repair and Remodel With home-ownership rates increasing to 68% in 2004 from 64% in 2003 and an average housing stock age of 32 years, continued growth in the repair and remodel sector is expected. Remodeling expenditures totaled $233 billion in 2003, accounting for 40% of all residential construction. Source: Joint Center for Housing Studies of Harvard University.

U.S. Population Expected to Grow by 50% through 2050 2000 2010 2020 2030 2040 2050 Population Growth 282 309 336 364 392 420 (Millions) Year Source: U.S. Census Bureau. 282 309 336 364 392 420

Projected Population Change Between 2005 and 2025 By Region Two of the four fastest growing regions encompass Eagle's primary markets. New England West North Central West South Central* East North Central East South Central South Atlantic Mid Atlantic Mountain* Pacific TX OK AR LA MS AL GA FL SC NC TN KY OH IN IL WI MI PA NY ME VT NH MA CT RI NJ DE MD VA WV MN IA MO KS NE SD ND MT WY CO AZ NM ID NV UT WA OR CA +9% +18% +11% +8% +6% +38% +19% +22% +10% Source: Gypsum Association and U.S. Bureau of the Census. * Primary market for Eagle.

Wallboard - Industry Overview The Industry is Operating at 90+% Capacity Utilization Consumption is Expected to Grow at Historic Levels of 3%+ Driven by Population Increases and the Level of Repair and Remodel Spending Announced New Capacity is Limited Over the Next Few Years Few, if any restarts available from the plants idled in 2000 2 year greenfield lead time with 4 announced projects for the 2007/2008 timeframe: Greenfield Projects - BPB - 700 msf (North Carolina) National - 750 msf (North Carolina) Major Modernization Projects - USG - 480 msf (Virginia) LaFarge NA - 325 msf (New York)

Consumption Capacity 74 12.91 16.22 75 10.74 15.96 76 13.12 15.22 77 15.37 16.5 78 16.41 17 79 16.74 17.5 80 14.13 18.25 81 13.76 18.67 82 13.09 19.14 83 16.82 18.5 84 18.32 20 85 19.43 20.87 86 20.42 21.63 87 20.63 23.37 88 20.61 25.11 89 20.87 24.08 90 20.45 24.04 91 18.32 24.35 92 20.18 24.11 93 21.38 24.19 94 23.21 24.64 95 23.07 25.18 96 24.72 25.9 97 25.48 26.13 98 27.01 26.93 99 29.09 28.84 00 28.16 31.63 01 29.34 35.2 02 29.8 35.5 03 31.8 36.1 04 34 36.3 05 34.7 36.8 06E 35 36.8 07E 35.7 37.4 08E 35.7 39.4 09E 35.7 40.1 10E 37.1 41.5 Wallboard Supply / Demand (Billions of Square Feet) Calendar Years Gypsum Association Historical Data and EXP Projections.

Wallboard Demand Drivers Consumption: 2005CY Projection % of WB Demand Change (bsf) New Residential -3% 47% -.49 Residential Repair/Remodel +3% 16% +.17 New Non-Residential +7% 12% +.29 Non-Residential Repair/Remodel +5% 19% +.33 Manufactured Housing/Other +7% 6% +.15 Capacity: Capacity Additions +.50 Impact of Product Mix Shift -.15 Capacity Utilization Will Remain Strong Next Year. Source: National Association of Home Builders (NAHB) and EXP estimates. Assumes 34.7 bsf sold in Calendar 2004. Net Change in Supply/Demand Dynamics +.10

Fiscal Years Capacity Utilization AGC Net Sales 86 0.95 140.69 87 0.88 114.31 88 0.82 94.89 89 0.87 96.11 90 0.85 76.07 91 0.75 74.36 92 0.84 67.34 93 0.88 80 94 0.94 103.53 95 0.92 101.23 96 0.96 111.07 97 0.98 121.33 98 1 137.5 99 1.01 169.26 00 0.89 96.75 01 0.83 75.96 02 0.81 91.89 03 0.87 88.88 04 0.94 108 05E 0.95 110 06E 0.95 110 07E 0.92 110 08E 0.88 98 09E 0.88 98 10E 0.9 110 Average Utilization & Price Wallboard Utilization and Pricing* Industry Capacity Utilization EXP Net Price ($ msf) * Based on Gypsum Association historical data and EXP projections. Calendar Year

18-Year History 2.7 Billion Sq. Ft. of Capacity 8% U.S. Market Share (5th) Vertically Integrated with Light-Weight Paper Strong Wallboard Western U.S. Operation (54% of FY 05E Revenue; 48% of FY 05E EBITDA) Wallboard Plants Reload/Distribution Yards Markets Served Wallboard Plants Reload/Distribution Yards Markets Served

Wallboard Production & Cost FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E Total BSF Produced 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 2.496 2.6 Production Cost / MSF 61.92 53.3 56.43 65 59.74 61.42 64.58 64.02 63.02 65.95 61.38 63.69 63.85 67.01 (BSF) ($/MSF) EXP's Current Production Capacity of 2.7 BSF Has Come Through Internal Expansions and Major Acquisitions

EXP Wallboard Sales Price Trend 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 Average Net Sales Price 86 95 101 110 109 (Quarter Ending) $/MSF $86 $95 $101 $110 $109 Average Net Sales Price

Eagle Wallboard Performance Segment Operating Earnings (in millions) FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E East 7 12 22 36 56 108 27.1 5 27 36 78 82 West North

Eagle Wallboard Performance Operating Earnings/MSF of Capacity FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E East West 88.53 88.21 99.39 109.01 122.55 153.57 91.12 72.97 87.12 86.97 108 110 North 10.98 17.08 19.21 32.71 39.28 72.23 10.07 1.85 9.96 13.04 27.17 30.8 Operating Earnings per msf of capacity. EXP Mill Net Price Current Pricing Mid-Cycle

Growing the Wallboard Business FY1995 FY2000 FY2005E FY2006E Target BSF Sold 0.6 1.4 2.5 2.7 4.1 Targeting Significant Volume Growth in Wallboard 0.6 1.4 2.5 4.1 (bsf ) Market Share 3% 5% 8% 8% 11% BSF Sold BSF Estimate Target 2.7

Cement Industry Overview High Barriers to Entry Capital intensive with 3-5 year lead-time for new capacity Regional markets are severely impacted by size of new plants Greenfield investments at current prices have marginal returns Favorable Supply/Demand Dynamics 20% - 25% imports needed to meet domestic consumption Foreign multi-nationals own over 80% of U.S. production capacity and control majority of imports Low winter inventories indicate tight summer supply Upward Pricing Pressure Increasing U.S. consumption (calendar 2004 consumption up 6% from calendar 2003) Continued escalating import costs due to Asian economic strength and ocean vessel shortage $5 - $8 price increase announced for April 1

Capacity Consumption 75 91 72 76 90 76 77 92.5 82 78 91.5 89 79 94 88 80 91 79 81 94 75 82 91 67 83 93 74 84 92 85 85 89.5 88 86 88.5 91 87 87.5 94 88 88 93 89 86 91 90 85 90 91 86 80 92 87 84 93 87 88 94 87.5 94 95 88.5 95 96 88 100 97 89 106 98 91 114 99 92.5 120 0 94 121 1 96 124 2 98 120 3 100.4 123.5 4 100.4 130 05E 100.4 132.6 06E 100.4 135.3 07E 102.2 138 08E 106 140.7 09E 109.8 143.5 10E 113.6 146.4 Cement Industry Overview Capacity vs. Consumption Source: PCA Data. (Millions of Short Tons) Imports (Calendar Year)

Six-Year Federal Highway Funding Proposal TEA-21 Bush Senate House Funding 217 284 318 275 ($ in billions) $217 $275 $318 $284

40-Year History 2.65 Million Tons of Capacity (Net of Joint Venture) - Sold Out Each of Last 18 Years 3% of U.S. Market Share (10th) Cement Plants Cement Terminals Markets Served Cement Plants Cement Terminals Markets Served Strong Cement Regional Positions (22% of FY 05E Revenue; 33% of FY 05E EBITDA)

FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E Total Net Tons Produced 1474 1800 1800 1800 1900 1900 2000 2050 2070 2250 2240 2270 2390 2431 Average Net Production Cost 40 37.5 38.5 39 38 38.77 37.48 39.16 41.82 39.77 40.8 42.01 43.95 46.66 (000's Tons) ($ per Ton) EXP has Increased Same-Site Production Capacity by Approximately 60% While Maintaining Low Costs Cement Production & Cost

Eagle's Stable Cement Performance FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E* Cement Earnings 26 35 40 48 57 53 59.6 60 54 50 57 72 Operating Earnings ($ in millions) *Incremental impact of fully consolidating Illinois Cement is approximately $8-$10 million.

Growing the Cement Business FY1995 FY2000 FY2005E FY2006E Target West 1800 2100 2300 2650 3600 Targeting 35% Volume Growth in Cement (tons in 000's) 1,800 2,100 2,650 3,600 Domestic Clinker Capacity 2% 2% 3% 3% 4% Tons of Capacity Tons of Capacity Estimated Tons of Capacity Target 2,300

Gypsum Paperboard Industry 7 Out of 8 U.S. Wallboard Producers Own Integrated Paper Assets Market Dynamics are Improving Increased wallboard demand is causing shortages of gypsum paper Non-integrated paperboard producers are shifting production to non-gypsum products as those related markets improve Our Assets Lawton is a Low-Cost Producer Capacity has increased from 180,000 tpy to 275,000 tpy in Eagle's three years of ownership Low capital improvements should increase capacity to 340,000 tpy Strong Wallboard Demand Has Effectively Eliminated Production of Lower-Margin, Non-Gypsum Products

FY01 FY02 FY03 FY04 FY05E FY06E Total Net Tons Produced 160 196.7 231.7 251.2 277.8 290 Average Net Production Cost 368.17 350.64 330.16 337.44 344.45 354 (000's Tons) ($ per Ton) High Productivity and Low Cost Production Paperboard Profitability Drivers

Concrete & Aggregates Both Industries are Highly Fragmented Over 7,000 independent quarries with top two aggregates producers controlling 13% of the market 2,700 concrete companies owning approximately 6,000 plants Concrete and Aggregates Represent a Very Small Part of EXP Strong competitive positions in local markets Complementary to Eagle Materials' cement operations Meaningful organic growth opportunities

Shareholder Return Through Dividend 19% 28% *Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta, Lafarge NA, and Texas Industries. (1) Based on $80 per share stock price (2) Based on TTM reported earnings EXP's Annual Dividend of $1.20 Per Share Payout (2) Yield (1) EXP's Dividend Industry Average* 1.5% 1.3%

Where Eagle is Going . . . . . . We have a balanced strategy focused on enhancing and improving our existing asset base and pursuing growth opportunities in both cement and wallboard We have demonstrated patience and a willingness to return cash to our shareholders when available growth opportunities are unattractive .. . . . . Value Creation Through Disciplined Growth.

Guidance* ($ in millions) EXP FY05E EXP FY06E Target Year Revenue $575 - $600 $675 - $700 $960 Net Income $101 - $106 $115 - $125 $200 EPS $5.40 - $5.65 $6.40 - $6.90 $12.50 Employees 1,475 1,500 1,750 *Target year defined as mid-cycle.

Eagle's Commitment to Shareholders Protect the Value of Existing Assets Maximize Shareholders Returns with World Class Operational Excellence Maintain a Steady and Disciplined Approach to Growth Pay an Attractive Annual Dividend Repurchase Shares When Appropriate

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Craig Kesler, Director - Strategic Planning / Investor Relations Telephone: 214-432-2013 Email: ckesler@eaglematerials.com

Explanation of Non-GAAP Items EBITDA represents net income, plus interest expense (less interest income), provision for income taxes and depreciation and amortization expense. EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases. EBITDA is widely used in the financial community as a benchmark for evaluating the creditworthiness of particular issuers. EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. Our FY 2005E EBITDA can be reconciled to our FY 2005E net income by adding to net income the following amounts: interest expense, $4 million; provision for income taxes, $53 million; depreciation and amortization expense, $37 million.